Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Real Asset Acquisition Corp. (the “Company”) on Form 10-Q for the quarte ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Jeff Tuder, Chief Financial Officer of the Company, certify, pursuant to 18 Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 12, 2025

	By:	/s/ Jeff Tuder
Jeff Tuder
Chief Financial Officer and Co-Chairman